Exhibit 99.1

Wireless Ronin to Merge with Broadcast International

Merger Combines Exceptional Strengths of Digital Signage Industry’s Leading Technology Innovators

MINNEAPOLIS – March 6, 2014 – Wireless Ronin Technologies, Inc. (OTCQB: RNIN), a leading digital marketing technologies solutions provider, has entered into a definitive agreement to merge with Broadcast International (OTCQB: BCST), a leading provider of digital media and broadcast solutions.

Under the terms of the all-stock transaction, Broadcast International shareholders and other security holders (e.g., options and warrants) will receive approximately 36.5% of the outstanding shares of Wireless Ronin common stock calculated on a modified fully-diluted basis.

Based in Salt Lake City, Utah, Broadcast International brings to Wireless Ronin more than 20 years of experience delivering enterprise-scale digital signage solutions for large organizations, like Caterpillar and Washington Trust Bank.

Broadcast’s award-winning Managed Media Services (MMS) platform is a unified multi-channel solution that allows global enterprises to centrally manage and deploy digital media assets, including signage, posters, video, and music. The platform leverages Broadcast’s patented CodecSys software, a breakthrough, multi-codec video compression technology that reduces video bandwidth requirements and provides significant performance benefits. Broadcast’s digital signage solutions use CodecSys to optimize content delivery, thereby providing end users high quality video content across minimal bandwidth.

Broadcast also licenses a range of point solutions which, in addition to CodecSys, includes its Messaging and Music On Hold (MMOH) technology that allows companies to customize on-hold music as well as broadcast promotions and important information to its customers. Wireless Ronin believes that CodecSys, MMOH, and other Broadcast products will provide new licensing and revenue streams for the combined company.

“This merger combines the exceptional strengths of two of the industry’s leading technology innovators,” said Scott Koller, Wireless Ronin’s President and CEO. “Adding Broadcast’s technology to our RoninCast content management system creates what we believe will be the most comprehensive, synergistic offering in the digital signage industry. Moreover, we expect that it will provide tremendous cross-selling and upselling opportunities across our combined customer base.”

“We expect that this merger will also give us greater scale and a broader offering, which has become a critical factor in the highly fragmented digital signage industry. We believe that our combination with Broadcast will enhance our market scope through its deep experience deploying and managing large-scale digital signage solutions, while its CodecSys technology provides a strong competitive advantage to Wireless Ronin’s core business and offers attractive new IP licensing opportunities.

“Wireless Ronin brings to the table customer omnichannel marketing capabilities, which can be sold into Broadcast’s customer base and sales pipeline along with other extended solutions and services. Altogether, we expect the merger to provide valuable synergies and competitive advantages in terms of business development, geographical footprint and platform technology to more effectively capitalize on the multi-billion dollar market opportunity in digital marketing and signage.”

Wireless Ronin currently expects the merger to close in Q2 2014. The closing is subject to certain conditions, including the acquisition of required consents, the approval from the shareholders of Broadcast International, and other customary conditions.

Wireless Ronin's president and CEO, Scott Koller, and SVP and CFO, Darin McAreavey, will lead the combined company, and expect Broadcast director Don Harris will join the board of directors upon closing.

Mr. Harris has more than 20 years of experience in the IT services and telecommunications industries, including serving as president of Comcast Cellular Communications, as well as senior management positions at PacTel. He also previously served as chairman, CEO and president of UbiquiTel, a leading provider of digital wireless personal communications services and NASDAQ-

listed company before it was acquired for $1.3 billion by Sprint in 2006. Mr. Harris is currently president of 1162 Management, a private equity firm.

About Broadcast International, Inc.
Broadcast International (OTCQB: BCST) (BI) is a leading provider of video-powered broadcast solutions, including IP, digital satellite, Internet streaming and other types of wired/wireless network distribution. BI's patented CodecSys software is a breakthrough, multi-codec video compression technology that cuts video bandwidth requirements over satellite, cable, IP and wireless networks. By slashing bandwidth needs, CodecSys enables a new generation of rich-media applications and offers unprecedented price/ performance benefits for existing applications. BI is headquartered in Salt Lake City, Utah.

About Wireless Ronin Technologies, Inc.
Wireless Ronin Technologies (OTCQB: RNIN) (WRT) is a pioneering marketing technologies company. WRT combines interactive digital media — signage, kiosks, mobile, social media and web — to create 360-degree solutions so companies will be “Communicating at Life Speed®” to deliver the right content at the right place at the right time. WRT’s turnkey approach includes strategic consulting, creative development, installation, hosting, training and support. Since launching its cloud-based RoninCast® content management platform in 2003, WRT has become the leading digital marketing provider for large-scale deployments in retail, automotive, food service and public venues. The company is headquartered in Minneapolis, Minnesota. For more information about Wireless Ronin, visit www.wirelessronin.com.

Forward-Looking Statements
This release contains certain forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management's present expectations and estimates regarding operating efficiencies, increased revenue opportunities, potential new markets, cost savings, the ability to effectively compete in a highly competitive market and the value of certain assets relating to the potential transaction described herein. Nevertheless, and despite the fact that management’s expectation and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable actual results from the potential transaction are subject to future risks and uncertainties, any of which could materially affect actual performance. Risks and uncertainties that could affect such performance include, but are not limited to, the following: the adequacy of funds for future operations; estimates of future expenses, revenue and profitability; the pace at which the company completes installations and recognizes revenue; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the revenue recognition impact of changing customer requirements; customer cancellations; the availability and terms of additional capital; ability to develop new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; the impact of the company’s financial condition upon customer and prospective customer relationships, and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in detail in the cautionary statement set forth in the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2013. Readers should also refer to the risk factors disclosed in the company’s recent Annual Report on Form 10-K.

Company Contact:
Darin P. McAreavey
Senior Vice President and Chief Financial Officer
dmcareavey@wirelessronin.com
Tel 952-564-3525

Investor Relations Contact:
Matt Glover or Michael Koehler
Liolios Group, Inc.
RNIN@liolios.com
Tel 949-574-3860